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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 26, 1999 included in the New Era of Networks, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                                     /s/ ARTHUR ANDERSEN LLP

                                                     ARTHUR ANDERSEN LLP




Denver, Colorado
April 5, 1999